UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 3, 2006
Cardinal Health, Inc.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-11373 (Commission File Number)	31-0958666 (IRS Employer Identification Number)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)
(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On August 3, 2006, Cardinal Health, Inc. (the “Company”) issued a press release announcing its results for the quarter and fiscal year ended June 30, 2006. A copy of the press release is furnished under this report as Exhibit 99.01.
     Furnished under this report as Exhibit 99.02 is a discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations.
Item 7.01 Regulation FD Disclosure
     During a conference call scheduled to be held at 11:00 a.m. EDT on August 3, 2006, the Company’s Chief Financial Officer, Jeffrey W. Henderson, will discuss the Company’s results for the quarter and fiscal year ended June 30, 2006. The Company is furnishing Mr. Henderson’s slide presentation for the conference call as Exhibit 99.03 to this report.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.01       Press release issued by the Company on August 3, 2006, and furnished under this report.
99.02       Information released by the Company on August 3, 2006, and furnished under this report.
99.03       Slide presentation furnished under this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)
Date: August 3, 2006	By:	/s/ Jeffrey W. Henderson Name: Jeffrey W. Henderson Title: Chief Financial Officer

EXHIBIT INDEX
99.01       Press release issued by the Company on August 3, 2006, and furnished under this report.
99.02       Information released by the Company on August 3, 2006, and furnished under this report.
99.03       Slide presentation furnished under this report.